Rule 497(e)

File No. 333-146827

Innovator ETFs Trust

(the “Trust”)

Innovator U.S. Equity Accelerated ETF™ – Quarterly

Innovator Growth Accelerated ETF™ – Quarterly

(each, a “Fund” and together, the “Funds”)

Supplement To each Fund’s Prospectus
Dated February 27, 2023

March 24, 2023

As described in detail in each Fund’s prospectus, an investment in shares of a Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the outcome period of approximately three months. The current Outcome Period will end on March 31, 2023, and each Fund will commence a new outcome period that will begin on April 1, 2023 and end on June 30, 2023. Each Fund’s Cap will not be determined until the start of the new outcome period on April 1, 2023. As of March 23, 2023, the expected range of each Fund’s Cap is set forth below.

Fund Name	Ticker	Estimated Cap Range
Innovator U.S. Equity Accelerated ETF™ – Quarterly	XDSQ	7.69% – 9.94% (7.49% – 9.74% after taking into account the Fund’s unitary management fee)
Innovator Growth Accelerated ETF™ – Quarterly	XDQQ	8.63% – 11.48% (8.43% – 11.28% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference